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Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer, and Executive Vice President, Chief Operating Officer and Chief Financial Officer of RTW Retailwinds, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended November 2, 2019 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2019

/s/ GREGORY J. SCOTT Gregory J. Scott Chief Executive Officer (Principal Executive Officer)
/s/ SHEAMUS TOAL Sheamus Toal Executive Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002